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                                                                      EX.99.H.4.

                                   SCHEDULE A
                        TO THE MASTER SERVICES AGREEMENT
                                     BETWEEN
                         BISYS FUND SERVICES OHIO, INC.
                              AND STI CLASSIC FUNDS

FUNDS

 Aggressive Growth Stock Fund

 Balanced Fund

 Capital Appreciation Fund

 Classic Institutional Cash Management Money Market Fund

 Classic Institutional Municipal Cash Reserve Money Market Fund

 Classic Institutional Short-Term Bond Fund

 Classic Institutional U.S. Government Securities Money Market Fund

 Classic Institutional U.S. Treasury Securities Money Market Fund

 Core Bond Fund (formerly, Classic Institutional Core Bond Fund)

 Emerging Growth Stock Fund

 Florida Tax-Exempt Bond Fund

 Georgia Tax-Exempt Bond Fund

 High Income Fund

 High Quality Bond Fund (formerly, Classic Institutional High Quality Bond Fund)

 Intermediate Bond Fund (formerly, Classic Institutional Intermediate Bond Fund)

 International Equity Fund

 International Equity Index Fund

 Investment Grade Bond Fund

 Investment Grade Tax-Exempt Bond Fund

 Large Cap Relative Value Fund (formerly, Growth and Income Fund)

 Large Cap Value Equity Fund (formerly, Value Income Stock Fund)

 Life Vision Aggressive Growth Fund

 Life Vision Conservative Fund

 Life Vision Growth and Income Fund

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 Life Vision Moderate Growth Fund

 Life Vision Target Date 2015 Fund

 Life Vision Target Date 2025 Fund

 Life Vision Target Date 2035 Fund

 Limited Duration Fund (formerly, Classic Institutional Limited Duration Fund)

 Limited-Term Federal Mortgage Securities Fund

 Maryland Municipal Bond Fund

 Mid-Cap Equity Fund

 Mid-Cap Value Equity Fund

 North Carolina Tax-Exempt Bond Fund

 Prime Quality Money Market Fund

 Quality Growth Stock Fund (formerly, Tax Sensitive Growth Stock Fund)

 Seix High Yield Fund (formerly, Seix Institutional High Yield Fund)

 Short-Term Bond Fund

 Short-Term U.S. Treasury Securities Fund

 Small Cap Growth Stock Fund

 Small Cap Value Equity Fund

 Strategic Income Fund

 Strategic Quantitative Equity Fund

 Tax-Exempt Money Market Fund

 Total Return Bond Fund (formerly, Classic Institutional Total Return Bond Fund)

 U.S. Government Securities Fund

 U.S. Government Securities Money Market Fund

 U.S. Government Securities Ultra-Short Bond Fund (formerly, Classic Institutional U.S. Government Securities Super Short Income Plus Fund)

 U.S. Treasury Money Market Fund

 Ultra-Short Bond Fund (formerly, Classic Institutional Super Short Income Plus Fund)

 Virginia Intermediate Municipal Bond Fund

 Virginia Municipal Bond Fund

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      Virginia Tax-Free Money Market Fund

Capital Appreciation Fund

Growth and Income Fund

International Equity Fund

Investment Grade Bond Fund

Mid-Cap Equity Fund

Small Cap Value Equity Fund

Value Income Stock Fund